AGREEMENT

THIS AGREEMENT, made and executed this 15th day of June, 1999, between RESORT CLUB, INC. a Delaware corporation ("Resort") with its principal offices at Route 94, Vernon, New Jersey and the RESORT CLUBINVENTORY. TRUST ("Trust") with its principal place of business at 2 Craig Road, Vernon, New Jersey.

                                   WITNESSETH

         WHERAS, the Resort has have been engaged in the business of selling and renting time share units with its operations based in the State of New Jersey; and

         WHERAS, the Trust was established to hold legal title to the time share units both owned and rented by Resort as set forth in the Exhibits attached to the Trust; and

         WHERAS, Resort holds by contract certain rights to amenities consisting of (i) the rights to certain passes for access to Great Action Park and (ii) to the Campground site all as set forth in the agreements ("Agreements") relating thereto originally dated October 15, 1997 which are incorporated hereunder as if set forth at length; and

         WHERAS, the parties have determined that it is in their best interests to ensure that the rights set forth under said Agreements ensure to the beneficiaries of the Trust in accordance with the terms of the Agreements subject to the obligation of Resort to perform the obligations required under said Agreements.

                                  NOW THEREFORE

         In consideration of the premises, the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which by each of the parties hereto is hereby acknowledged, each of the parties does for itself, its successors and assigns, agree as follows:

1. EFFECTIVE DATE. The term of this agreement shall be effective as of June 15, 1999.

2. SCOPE OF AGREEMENT. As of the Effective Date the Resort shall hold all rights granted to it under the terms of said Agreements for the sole and exclusive benefit of the beneficiaries to the Trust for the term of the Trust and/or the Agreements.

3. PERFORMANCE REQUIREMENTS. Anything to the contrary notwithstanding Resort shall be obligated to and shall perform all requirements and obligations impose upon it under the terms of the Agreements.

4. PROHIBITION AS TO TRANSFER. During the term hereof Resort shall not undertake or enter into any agreement to or transfer, convey, sell, hypothecate assign or in any other way dispose of the rights under the terms of said Agreements unless with the consent of the Trust to be executed in writing.

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5.       ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto. No amendment or modification hereof shall have any force or effect unless in writing and executed by all parties.

6. BINDING AFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, their heirs, executors, administrators, successors and assigns.

7. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New Jersey.

8. HEADINGS. The article headings contained in this Agreement are for reference only for the convenience of the parties. They shall not be deemed to constitute a part of this Agreement nor shall they alter or supersede the contents of the paragraphs themselves.

9. COUNTERPARTS. This Agreement will be signed in any number of counterparts with the same effect as if the signatures thereto and hereto where upon the same instrument.

WITNESS/ATTEST:                                             RESORT CLUB, INC.



-----------------------------                          By:/s/ Christina M. Riker
                                                           ---------------------
                                                                  President

WITNESS/ATTEST:                                      RESORT CLUB INVENTORY TRUST



-----------------------------                            By:/s/ John Davey
                                                           -------------------
                                                                Trustee